Exhibit 10.2

AMENDMENT NO. 1 TO
FORTUNET, INC.
EXEMPT
EMPLOYMENT AGREEMENT

This Amendment No. 1 to FortuNet, Inc. Exempt Employment Agreement (the “Amendment”) is entered into as of July 6, 2006 by and between FortuNet, Inc., a Nevada corporation (the “Company”), and William R. Jacques, Jr. (“Employee”).

R E C I T A L S

WHEREAS, the Company and Employee have entered into that certain Exempt Employment Agreement, dated as of January 10, 2005 (the “Agreement”); and

WHEREAS, the Company and Employee desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Company and Employee hereby agree to amend the Agreement as follows:

A M E N D M E N T

1. Definitions; References; Interpretation. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Agreement. Each reference to “this Agreement,” “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement, as amended hereby.

2. Amendment. Section 3 of the Agreement is hereby amended to provide that, effective as of April 1, 2006, Employee’s annual salary will be Eighty Thousand Five Hundred dollars ($80,500).

3. Terms of Agreement. Except as expressly modified hereby, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

4. Conflicting Terms. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

5. Entire Agreement. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to the subject matter hereof. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date first set forth above, to be effective upon the Effective Date.

FORTUNET, INC.	WILLIAM R. JACQUES, JR.

By /s/ Yuri Itkis	/s/ William R. Jacques, Jr.
Yuri Itkis,	William R. Jacques, Jr.
Chief Executive Officer